Exhibit 32

                              BLUE MOON INVESTMENTS
                              A Nevada Corporation

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, David Ward, Chief Executive Officer and Chief Financial Officer of Blue Moon Investments, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the annual report on Form 10-KSB of Blue Moon Investments for the period ended September 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Blue Moon Investments.




Dated: January 12, 2006                     /s/ David Ward
                                            ------------------------------------
                                            David Ward,
                                            Chief Executive Officer and
                                            Chief Financial Officer